SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                     _______________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) of the

                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) January 22, 1998
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                       ACORN HOLDING CORP.
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       (Exact name of registrant as specified in charter)


   Delaware                814-29                59-2332857
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(State or other jurisdic-  (Commission     (IRS employer
Tien of incorporation)     file number)    identification no.)


100 Park Avenue, 23rd Floor, New York, NY            10017
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(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code (212) 685-5654
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  (Former name or former address, if changed since last report)

Item 5.  Other Events.
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          On January 22, 1998, the Registrant announced that it had
repurchased 1,300,000 shares of its common stock, from Asset Value Fund Limited Partnership, as per its press release annexed as Exhibit 1 hereto.

Item 7.  Exhibits.
__________________

          Exhibit 1 - Press Release of Registrant dated January 22,
          1998


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 26, 1998

                                   ACORN HOLDING CORP.



                                   By:Stephen A. Ollendorff
                                      -----------------------
                                      Stephen A. Ollendorff
                                      Chairman and
                                      Chief Executive Officer